FIFTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIFTH  AMENDMENT TO SECOND  AMENDED AND  RESTATED  CREDIT
AGREEMENT (the "Amendment") is made and entered into as of June 30, 1999 by and between BUFFETS, INC., a Minnesota corporation (the "Borrower"), the Banks as defined in the Credit Agreement (as hereinafter defined) and U.S. BANK NATIONAL ASSOCIATION, a national banking association f/k/a First Bank National Association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS
                                    --------

                  1. The Borrower, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of April 30, 1996, as amended by that certain First Amendment thereto dated as of September 20, 1996, that certain Second Amendment thereto dated as of May 28, 1997, that certain Third Amendment thereto dated as of September 12, 1997, and that certain Fourth Amendment thereto dated October 1, 1998 (as so amended and as the same may be amended, supplemented, restated, or otherwise modified, the "Credit Agreement").

                  2. The Borrower has requested that the Banks amend certain provisions contained in the Credit Agreement, and the Banks have agreed to do so, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     SECTION 2. AMENDMENT. Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Termination Date" in its entirety to read as follows:


               "Termination Date": The earliest of (a) July 14, 1999, (b) the date on which the Commitments are terminated pursuant to Section
               7.2 hereof, or (c) the date on which the Commitment Amounts are reduced to zero pursuant to Section 2.14 hereof.

     SECTION 3. EFFECTIVENESS OF AMENDMENTS. This Amendment shall be effective, upon delivery to the Agent, with sufficient counterparts for the Banks, this Amendment, executed by the Borrower and the Majority Banks.

     SECTION 4. REPRESENTATIONS; NO DEFAULT. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and (b) there will exist no Default or Event of Default on such date which has not been waived by the Banks. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment and has duly authorized as appropriate the execution and delivery of the Amendment, and the Amendment does not contravene or constitute a default under any agreement, instrument or indenture to which the Borrower or any of its Subsidiaries is a party or a signatory or a provision of the Borrower's or any such Subsidiary's certificate of incorporation, bylaws or, to the best of the Borrower's knowledge, any other agreement or requirement of law. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment or the performance of obligations of the Borrower herein described. The Borrower represents and warrants that the Amendment is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms. The Borrower warrants that no events have taken place and no circumstance exists at the date hereof which would give the Borrower or any of its Subsidiaries a basis to assert a defense, offset or counterclaim to any claim of the Agent or any Bank as to any obligations of the Borrower or any of its Subsidiaries to the Agent or any Bank.

     SECTION 5. AFFIRMATION, FURTHER REFERENCES. The Banks, the Agent and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.

     SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof.

     SECTION 7. LEGAL EXPENSES. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the negotiation or preparation of this Amendment and all other documents negotiated and prepared in connection with this Amendment, and the Borrower agrees to reimburse the Agent upon demand for all other reasonable expenses, including attorneys' fees incurred as a result of or in connection with the enforcement of the Credit Agreement as amended hereby, and including, without limitation, all expenses of collection of any loans made or to be made under the Credit Agreement as amended hereby.

     SECTION 8. SEVERABILITY. Each provision of this Amendment and any other statement, instrument or transactions contemplated hereby or relating hereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any such jurisdiction.

     SECTION 9. SUCCESSORS. This Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Borrower, the Banks and the Agent.

     SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     SECTION 11. COUNTERPARTS. This Amendment may be executed in several counterparts, all or any of which shall be regarded as one and the same document and either party to such agreements may execute any such agreement by executing a counterpart of such agreement.

     SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                        BUFFETS, INC.


                                        By /s/ Clark C. Grant
                                           ---------------------------------
                                           Its Sr. Vice President of Finance
                                               -----------------------------

                                        Address for Borrower:
                                        10260 Viking Drive
                                        Suite 100
                                        Eden Prairie, Minnesota 55344
                                        Attention:  Clark C. Grant


                                        U.S. BANK NATIONAL ASSOCIATION
                                        In its individual corporate capacity and as Agent


                                        By /s/ Megan G. Mourning
                                           ------------------------
                                           Its Vice President
                                               --------------------


                                        Address:
                                        U.S. Bank Place
                                        601 Second Avenue South
                                        Minneapolis, MN 55402-4302

                                        Attention:  Megan Mourning MPFP0601